DWS VARIABLE SERIES II

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO:

                                -----------------

                        DWS Dreman High Return Equity VIP

The portfolio's Board has approved the termination of Dreman Value Management, L.L.C. ("DVM") as the portfolio's subadvisor. Effective on or about the close of business on June 1, 2009 (the "Transition Date"), DVM will cease to act as the portfolio's subadvisor and Deutsche Investment Management Americas Inc. (the "Advisor") will assume all day-to-day advisory responsibilities for the portfolio that were previously delegated to DVM.

In addition, on or about the Transition Date, the portfolio will change its name to DWS Strategic Value VIP.

Effective on or about the Transition Date, the following information replaces "The Portfolio's Main Investment Strategy" section of the portfolio's prospectuses:

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of February 28, 2009, the S&P 500 Index had a median market capitalization of $5 billion) and that portfolio management believes are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P 500 Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio may invest up to 20% of net assets in foreign securities including US dollar-denominated American Depository Receipts.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. Portfolio management seeks to invest in a diversified portfolio normally consisting of approximately 60-80 stocks. Portfolio management begins by comparing a company's stock price to its book value, cash flow, earnings and sales and analyzing individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

Portfolio management assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

Portfolio management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

Derivatives and Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.



April 2, 2009                                             [DWS INVESTMENTS LOGO]
VSDDHRF-3600                                                 Deutsche Bank Group

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.

Effective on or about the Transition Date, the following information replaces information about the portfolio management team in the "Portfolio management" section of the portfolio's prospectuses:

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of the portfolio:

  Volker Dosch
  Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1989 and the portfolio in 2009.
   o Fund Manager of US and global equity funds; Head of US Equities; Deputy Head of Fund Management International Equities; Head of Sector-Funds: Frankfurt.
   o Master's degree in Economics ("Diplom-Volkswirt") from the University of Frankfurt, Germany.

  Oliver Pfeil, PhD
  Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2006 after 3 years as Executive Assistant to the Management Board of Deutsche Bank. Previously, Research Fellow at the Swiss Institute of Banking and Finance at the University of St. Gallen (2000-2002); Visiting Scholar in Capital Markets Research at MIT Sloan School of Management (2002-2003). Also, serves as part-time Lecturer in Finance at the University of St. Gallen in Switzerland.
   o Joined the portfolio in 2009.
   o Portfolio manager for US and global value equity: Frankfurt.
   o PhD in finance and accounting and Master's degree in Business Administration from the University of St. Gallen; CEMS Master in International Management from University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA, Cologne.

 Thomas Schuessler, PhD
 Managing Director of Deutsche Asset Management and
 Portfolio Manager of the portfolio.
  o Joined Deutsche Asset Management in 2001 after 5 years at
    Deutsche Bank where he managed various products and worked in the office of the Chairman of the Management Board.
  o US and Global Fund Management: Frankfurt.
  o Joined the portfolio in 2009.
  o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.












               Please Retain This Supplement for Future Reference


April 2, 2009
VSDDHRF-3600